EXHIBIT 10.3




                            INDEMNIFICATION AGREEMENT
                           FOR RAVENSWOOD WINERY, INC.



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                             RAVENSWOOD WINERY, INC.

                            INDEMNIFICATION AGREEMENT

         This Indemnification Agreement (this "Agreement") is made and entered into as of ________________, by and between Ravenswood Winery, Inc., a California corporation (the "Company"), and ___________________________ ("Indemnitee").

                                    RECITALS

        The Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

        The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

        Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to continue to serve as officers and directors without additional protection; and

        The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

         The Company and Indemnitee hereby agree as follows:

         1.       Indemnification.

                  (a) Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee, consultant or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer, director, employee, consultant or agent, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee, consultant or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), liabilities, losses, judgments, fines, settlements (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld or delayed) and other amounts actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The



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termination  of  any  action  or  proceeding  by  judgment,  order,  settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Company, or, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

                  (b) Proceedings By or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee, consultant or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer, director, employee, consultant or agent, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee, consultant or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), liabilities, losses, judgments, fines, settlements (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld or delayed) and other amounts actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action, suit or proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company and its shareholders, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company in the performance of Indemnitee's duty to the Company and its shareholders unless and only to the extent that the court in which such action or proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

                  (c)  Mandatory  Payment  of  Expenses.   To  the  extent  that
Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1(a) or 1(b) herein or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all expense, liability or loss (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

         2. Agreement to Serve. Indemnitee agrees to serve in the capacity set forth on the signature page of this Agreement. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law). The Company shall have no obligation under this Agreement to continue Indemnitee in any position with the Company.

         3.       Expense Advances; Indemnification Procedure.

                  (a) Advancement of Expenses. The Company shall make Expense Advances to Indemnitee upon receipt of a written undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that Indemnitee is not entitled to be indemnified therefor by the Company. Any written undertaking by Indemnitee to repay such



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Expense  Advances  hereunder shall be unsecured and no interest shall be charged thereon. The Expense Advances to be made hereunder shall be paid by the Company to Indemnitee within ten (10) days following delivery of a written request therefor by Indemnitee to the Company. The Expense Advances referred to in this
Section 3(a) do not include amounts actually paid in settlement of any such action or proceeding; the parties hereto acknowledge that this Section 3(a) provides for the advancement of expenses and that indemnification for amounts paid in settlement of any action or proceeding is governed by Section 1 hereof.

                  (b) Determination of Conduct. Any indemnification (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of Indemnitee is proper under the circumstances because Indemnitee has met the applicable standard of conduct set forth in Sections 1(a) or 1(b) herein. Such determination shall be made by any of the following: (1) the Board of Directors (or by an executive committee thereof) by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by Independent Legal Counsel in a written opinion rendered to Indemnitee and the Company, (3) the shareholders, with the shares owned by Indemnitee not being entitled to vote thereon, or (4) the court in which such proceeding is or was pending upon application made by the Company or Indemnitee or the attorney or other person rendering service in connection with the defense, whether or not such application by Indemnitee, the attorney or the other person is opposed by the Company; provided, however, that if there has been a Change in Control since the date of this Agreement, such determination shall be made by Independent Legal Counsel, in a written opinion rendered to Indemnitee and the Company.

                   To the extent Independent Legal Counsel is utilized to make such determination, the Company hereby agrees to abide by the decision of the Independent Legal Counsel. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expense, liability or loss (including attorneys' fees) arising out of or relating to this Agreement. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees, unless (i) the Company otherwise determines, or (ii) any Indemnitee shall submit a written statement to the Company setting forth in detail a reasonable objection to such Independent Legal Counsel representing other Indemnitees.

                  (c) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, or Indemnitee's right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three business days after the date postmarked if sent by domestic certified or registered



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mail,  properly  addressed;  otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power. So long as the Company shall not be prejudiced thereby, the failure to notify the Company under this Section 3(c) shall not affect the Company's obligation to indemnify Indemnitee under this Agreement.

                  (d) Procedure. Any indemnification provided for in Section 1 hereof, under any statute, or under any provision of the Company's Articles of Incorporation or Bylaws providing for indemnification, shall be made no later than thirty (30) days after receipt of the written request of Indemnitee. If such indemnification is not paid in full by the Company within thirty (30) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter, bring an action against the Company to recover the unpaid amount of the claim and, subject to
Section 13 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense by clear and convincing evidence shall be on the Company, and Indemnitee shall be entitled to receive Expense Advances pursuant to Subsection 3(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, Independent Legal Counsel or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, Independent Legal Counsel or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

                  (e) Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 3(c) hereof, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter use commercially reasonable efforts to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

                  (f) Selection of Counsel. In the event the Company shall be obligated under Section 3(a) hereof to pay Expense Advances in connection with any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such



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proceeding,  with counsel  approved by Indemnitee  (which  approval shall not be unreasonably withheld or delayed), upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of separate counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his separate counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (C) the Company shall not, in fact, have employed counsel to
assume  the  defense  of  such  proceeding,   then  the  fees  and  expenses  of
Indemnitee's separate counsel shall be the obligations of the Company.

         4.       Additional Indemnification Rights; Non-Exclusivity.

                  (a) Application. The provisions of this Agreement shall be deemed applicable to all actual or alleged actions or omissions by Indemnitee during any and all periods of time that Indemnitee was, is, or shall be serving as a director and/or officer of the Company.

                  (b) Scope. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Articles of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a California corporation to indemnify a member of its board of directors or an officer, employee or agent, such changes shall be ipso facto, within the purview of Indemnitee's rights and the Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a California corporation to indemnify a member of its Board of Directors or an officer, employee or agent, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

                  (c) Non-Exclusivity. The indemnification and the payment of expenses provided for in this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Articles of Incorporation, its Bylaws, any agreement, any vote of shareholders or disinterested directors, the General Corporation Law of the State of California, or otherwise, both as to action taken or not taken in Indemnitee's official capacity and as to action taken or not taken in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action or other covered proceeding.

         5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or



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settlement of any civil or criminal action or proceeding,  but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgment, fines or penalties to which Indemnitee is entitled.

         6. Directors' and Officers' Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors' and officers' liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is an officer; or of the Company's key employees, if Indemnitee is a key employee; or of the Company's agents, if Indemnitee is an agent; or of the Company's fiduciaries, if Indemnitee is a fiduciary. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

         7. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         8. Exceptions. Except as provided in Section 4(b) hereof, the Company shall not be obligated pursuant to the terms of this Agreement to provide any of the following:

                  (a) Excluded Acts. An indemnification of Indemnitee for any acts or omissions or transactions from which a director may not be relieved of liability under the California General Corporation Law; provided, however, that notwithstanding any limitation set forth in this Section 8(a) regarding the Company's obligation to provide indemnification, Indemnitee shall be entitled under Section 3 hereof to receive Expense Advances hereunder with respect to any such claim unless and until a court having jurisdiction over the claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been

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exhausted  or  lapsed)  that  Indemnitee  has  engaged  in  acts,  omissions  or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

                  (b) Claims Initiated by Indemnitee. An indemnification of Indemnitee or the provision of Expense Advances to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (i) with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Articles of Incorporation or Bylaws or statute or law, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such claim; or
(iii) as otherwise required under Section 317 of the California General Corporation Law;

                  (c) Lack of Good Faith. An indemnification of Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

                  (d) Insured Claims. An indemnification of Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company; or

                  (e) Short Swing Profits. An indemnification of Indemnitee for expenses or the payment of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 16(b) of the Securities and Exchange Act of 1934, as amended, or any similar successor statute; provided, however, that notwithstanding any limitation set forth in this Section 8(e) regarding the Company's obligation to provide indemnification, Indemnitee shall be entitled under Section 3 hereof to receive Expense Advances hereunder with respect to any such claim unless and until a court having jurisdiction over the claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has violated said statute.

         9. Effectiveness of Agreement. This Agreement shall be effective as of the date set forth on the first page and shall apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer, director, employee, consultant or other agent of the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.

         10. Construction of Certain Phrases. For purposes of this Agreement:

                  (a) References to "Change in Control" shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company



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acting in such  capacity,  becomes  the  "beneficial  owner" (as defined in Rule
13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding voting securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding
immediately   prior  thereto   continuing  to  represent  (either  by  remaining
outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

                  (b) References to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Ravenswood Winery, Inc. is or was a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

                  (c) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants, or beneficiaries.

                  (d) The term "expenses" shall include any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld or delayed), actually and reasonably incurred, whether or not initiated prior to the effective date hereof. The parties hereby agree that solely for the purposes


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

of this Agreement, all expenses that are certified by affidavit of Indemnitee's counsel as being reasonable shall be presumed conclusively to be reasonable.

                  (e) References to "Expense Advances" shall mean payment to Indemnitee pursuant to Section 3 of expenses in advance of settlement of or final judgment in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation.

                  (f) References to "Independent Legal Counsel" shall mean an attorney or firm of attorneys selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld or delayed), who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

         11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

         12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and legal and personal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company's request.

         13. Expenses Incurred in Action Relating to Enforcement or Interpretation. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid and indemnified for all court costs and expenses incurred with respect to such action (including, without limitation, attorneys' fees), regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action, a court of competent jurisdiction makes a final determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 hereof to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid and indemnified for all expenses incurred by Indemnitee in defense of such action (including attorneys' fees and costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court of competent jurisdiction expressly determines that each of Indemnitee's material defenses to such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 herein to receive payment of Expense Advances hereunder with respect to such action.

         14. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

         15. Choice of Law and Consent to Jurisdiction. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of California as applied to contracts between California residents entered into and to be performed entirely within California. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.

         The parties hereto have executed or caused to be executed this Agreement as of the date first above written.

Ravenswood Winery, Inc.                     INDEMNITEE:


By:  _____________________________          ____________________________________
                                            (signature)

Title: ___________________________          ____________________________________
                                            (print name)
Address:   18701 Gehricke Road
           Sonoma, California 95476
                                            ------------------------------------
                                            (relationship to the Company)


                                            Address:

                                            ------------------------------------

                                            ------------------------------------

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